Exhibit 99.1

ONLINE RESOURCES CORPORATION BYLAWS
EFFECTIVE DECEMBER 9, 2008

ARTICLE I — STOCKHOLDERS

Section 6. Conduct of Business.

(a) The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting by the chairman. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) with respect to business other than the nomination of persons for election to the Board of Directors, by any Eligible Stockholder who complies with the procedures set forth in Section 6(b) or (iii) with respect to the nomination of persons for election to the Board of Directors, by any Eligible Stockholder who complies with the procedures set forth in Section 6(c). For the purposes of this Section 6, an “Eligible Stockholder” is (x) a stockholder of record of the Corporation on the date such person provides notice to the Corporation pursuant to this Section 6 of such business to be conducted or such nomination, (y) a stockholder of record of the Corporation on the date of the annual meeting at which such business is to be conducted or such nomination to be offered and (z) is entitled to vote with respect to such business or such nomination.

(b) For business to be properly brought before an annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In no event shall the adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period or extend the time period specified above for stockholder notice. Such stockholder’s notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) with respect to the stockholder proposing such business and any beneficial owner on whose behalf such proposal is being made, (v) the name and address, as they appear on the Corporation’s books, of, such stockholder and such beneficial owner(s); (w) the class and number of shares of the Corporation’s capital stock that are beneficially owned by such stockholder and such beneficial owner(s), (x) a description of any agreement, arrangement or understanding with respect to such business between or among such stockholder or such beneficial owner(s) and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that such stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (y) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder or such beneficial owner(s) or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder or such beneficial owner(s) or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed and (z) any other information relating to such stockholder and such beneficial owner(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (iii) any material interest of such stockholder and such beneficial owner(s) in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting, other than the nomination of persons for election to the Board of Directors which is governed by Section 6(c), except in accordance with the provisions of this Section 6(b). The Officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6(b) and, if he or she should so determine, he or she shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted notwithstanding that proxies in respect of such business may have been received by the Corporation. At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

(c) Nominations of persons for election to the Board of Directors of the Corporation, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than ninety (90) days prior to the date of the meeting; provided, however, that in the event that less than one hundred (100) days’ notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. In no event shall the adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period or extend the time period specified above for stockholder notice. Such stockholder’s notice shall set forth: (i) as to each person whom such stockholder proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice and any beneficial owner on whose behalf such proposal is being made, (v) the name and address, as they appear on the Corporation’s books, of such stockholder and any such beneficial owner(s) and (w) the class and number of shares of the Corporation’s capital stock that are beneficially owned by such stockholder and such beneficial owner(s), (x) a description of any agreement, arrangement or understanding with respect to such nomination between or among such stockholder or such beneficial owner(s) and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that such stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (y) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder or such beneficial owner(s) or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder or such beneficial owner(s) or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed and (z) any other information relating to such stockholder and such beneficial owner(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the provisions of this Section 6(c). The Officer of the Corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she shall so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.